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                     Supplement Dated October 30, 1997
                    to Prospectus Dated May 1, 1997 for
          IQ The SMARTAnnuity Flexible Premium Variable Annuity
             issued by Integrity Life Insurance Company and
                   Funded Through Its Separate Account I

                  THIS SUPPLEMENT MODIFIES THE PROSPECTUS
                      AND SHOULD BE READ AND RETAINED

Appendix A -  Illustration of a Market Value Adjustment of the Prospectus is
              replaced with the following:

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                   Contribution:                      $50,000.00

                   GRO Account duration:               7 Years

                   Guaranteed Interest Rate:     5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                       48/12
    -0.0551589 = [(1 + .05)       / (1 + .0625 + .0025)       ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

    -$3,192.67 = -0.0551589 X $57,881.25

Thus, the amount payable on a full withdrawal (the Market Adjusted Value) would be:

         $54,688.58 = $57,881.25 - $3,192.67

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

    $5,788.13 = $57,881.25 X .10

The non-free amount would be:

    $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

    - $783.91 = -0.0551589 X $14,211.87

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Thus, the total amount needed to provide $20,000 after the Market Value
Adjustment would be:

    $20,783.91 = $20,000.00 + $783.91

The ending Account Value would be:

    $37,097.34 = $57,881.25 - $20,783.91

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                     48/12
    .0290890 = [(1 + .05)       / (1 + .04 + .0025)       ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

    $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

    $59,564.96 = $57,881.25 + $1,683.71

Thus, the amount payable on a full withdrawal would be:

    $59,564.96 = $57,881.25 + $1,683.71

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

        Free Amount =  $ 5,788.13

    Non-Free Amount =  $14,211.87

The Market Value Adjustment would be:

    $413.41 = .0290890 X $14,211.87

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment would be:

    $19,586.59 = $20,000.00 - $413.41

The ending Account Value would be:

    $38,294.66 = $57,881.25 - $19,586.59

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.